UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Carlyle Credit Income Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CARLYLE CREDIT INCOME FUND

(the “Fund”)

One Vanderbilt Avenue, Suite 3400

New York, New York 10017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

August 4, 2026

To the Shareholders of the Fund:

Notice is hereby given that an Annual Meeting of Shareholders (the “Meeting”) of the Fund will be held virtually at www.virtualshareholdermeeting.com/CCIF2026 on September 15, 2026, at 10:00 a.m. (Eastern Time), for the following purposes:

1)	to elect to the Board of Trustees to the Fund one (1) Class II Trustee to serve a three (3) year term expiring in 2029, and until her successor is duly elected and qualifies (the “Proposal”); and

2)	to transact such other business as may properly come before the Meeting or any postponements or adjournments thereof.

Participating in the Meeting are holders of mandatory redeemable preferred shares of beneficial interest (“Preferred Shares”) (the “Shareholders”).

The Proposal is discussed in greater detail in the attached Proxy Statement.

The close of business on July 31, 2026, has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of:
Carlyle Credit Income Fund

/s/ Jennifer Juste
Jennifer Juste
Chief Compliance Officer and Secretary

CARLYLE CREDIT INCOME FUND

(the “Fund”)

One Vanderbilt Avenue, Suite 3400

New York, New York 10017

ANNUAL MEETING OF SHAREHOLDERS

To Be Held September 15, 2026

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Fund for use at the Annual Meeting of Shareholders of the Fund (the “Meeting”) to be held virtually at www.virtualshareholdermeeting.com/CCIF2026 on September 15, 2026, at 10:00 a.m. (Eastern Time), and at any postponements or adjournments thereof. Shareholders of the Fund entitled to vote on the Proposal (the “Shareholders”) will meet and vote at the Meeting as to the Proposal described herein. The Notice of the Meeting and the Proxy Statement with the accompanying proxy card will be mailed to Shareholders on or about August 4, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Meeting To Be Held on September 15, 2026

This Proxy Statement is available online free of charge at www.proxyvote.com.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by Internet or mail, regular employees of Carlyle Global Credit Investment Management (the “Adviser”) and officers and employees of Equiniti Trust Company LLC, the Fund’s transfer agent may also solicit proxies by telephone, Internet or in person and will not receive any compensation therefor from the Fund. The Fund has also engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge’s services with respect to the Fund is estimated to be approximately $35,000, plus reasonable out-of-pocket expenses. The Fund will pay all expenses incurred in connection with preparing the Proxy Statement and its enclosures and expenses associated with proxy solicitation. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Preferred Shares.

The Fund’s most recent annual and semi-annual report, including audited financial statements for the year ended September 30, 2025, is available upon request, without charge, by writing to the Fund at One Vanderbilt Avenue, Suite 3400, New York, New York 10017, by calling the Fund at 1-866-277-8243, or via the Internet at www.carlylecreditincomefund.com.

You can vote your Preferred Shares by completing and signing the enclosed proxy card(s) and mailing it (them) in the enclosed postage-paid envelope. You may also vote by attending the Meeting and voting. In addition, you may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions or via internet by visiting the website printed on your proxy card(s) and following the on-screen instructions.

Shareholders of record entitled to vote on the Proposal will be entitled to receive notice of, and to participate and to vote at, the Meeting and any postponement or adjournment thereof.

You may provide proxy instructions by completing, signing and returning the enclosed proxy card (the “Proxy Card”) by mail in the enclosed envelope. The persons designated on the Proxy Card as proxies will vote your Preferred Shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your Preferred Shares will be voted “FOR” the Trustee nominee in accordance with the recommendation of the Board. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your Preferred Shares in person. If your Preferred Shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker and present it at the Meeting. You may revoke your proxy by (1) giving written notice before the Meeting of the revocation to the Fund stating that the proxy is revoked; (2) executing a subsequent proxy; or (3) attending the Meeting and voting in person. If your Preferred Shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting and has not been revoked, the Preferred Shares represented thereby will be voted “FOR” the Proposal listed in the Notice, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting or any postponements or adjournments thereof. Any Shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Preferred Shares or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting. Shareholders of the Fund have no dissenters’ or appraisal rights in connection with the Proposal described herein.

Holders of a majority of the total number of outstanding Preferred Shares of the Fund entitled to vote, present in person via teleconference or by proxy, shall be required to constitute a quorum for the purpose of voting on the Proposal and any other matter which is properly presented for action by the Shareholders at the Fund’s Annual Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve any of the proposed items are not received, the chair of the Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on the Proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. In the absence of a quorum, the Meeting may be adjourned by either a vote of a majority of the Preferred Shares present and entitled to vote at such meeting, or by the chair of such meeting in his or her sole discretion. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

The close of business on July 31, 2026, has been fixed as the “Record Date” for the determination of Shareholders entitled to notice of and to vote at the Fund’s Meeting and all postponements or adjournments thereof.

As of the Record Date, there were 1,220,517 Preferred Shares outstanding.

In order that your Preferred Shares may be represented at the Meeting, you are requested to vote on the following matter:

PROPOSAL:

ELECTION OF CLASS II NOMINEE

TO THE FUND’S BOARD OF TRUSTEES

Election of Class II Nominee (the “Nominee”) for the Fund’s Board of Trustees (the “Board”)

The Fund’s Board is currently comprised of five Trustees, three of whom are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”): Lauren Basmadjian, Mark Garbin, Sanjeev Handa, Nishil Mehta, and Joan McCabe. At a meeting of the Board held on May 18, 2026, the Board, upon the recommendation of the Board’s Nominating and Governance Committee, determined to submit to a vote of Shareholders re-election of Ms. McCabe as an Independent Trustee of the Fund. If elected by Shareholders at the Meeting, Ms. McCabe will hold office for a three-year term and until her successor is duly elected and qualifies.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of Ms. McCabe, and Ms. McCabe has indicated her consent to serve as a Trustee if approved by Shareholders at the Meeting. If Ms. McCabe declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

The Fund’s Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board.

The current Trustees of the Fund know of no reason why Ms. McCabe will be unable to serve.

Information about the Nominee’s and each Trustee’s Experience

Provided below is a brief summary of the specific experience, qualifications, attributes or skills of Ms. McCabe that warrants her consideration as Nominee for the Fund’s Board.

Ms. McCabe was selected to join the Board based upon the following: Ms. McCabe was selected to join the Board based upon her character and integrity; her over 30 years of financial and corporate experience, including investing in private equity and debt financings for private equity investments; her experience as a board member of Gulfstream Goodwill Inc., Gulfstream Goodwill Academy, Inc., Elevation Brands, and the Independent Directors Council; her prior experience as a board member of Goodwill International, Inc. and Sensible Organics; and her willingness to serve, as well as her willingness and ability to commit the time necessary to perform the duties of a Trustee.

No factor, by itself, was controlling. In addition to the information provided in the table included below, Ms. McCabe possesses significant experience as an investment professional. References to the qualifications, attributes and skills of the Nominee are pursuant to requirements of the U.S. Securities and Exchange Commission (“SEC”), do not constitute holding out the Board or any Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Biographical descriptions of the Board’s Trustees and the Nominee are set forth below.

Nominee

Joan McCabe, an Independent Trustee, has over 30 years of financial and corporate experience, including investing in private equity along with debt financings for those private equity investments. Ms. McCabe is a graduate of Yale College and Harvard Business School. She began her career on Wall Street, where she was a Managing Director at Kidder Peabody, Drexel Burnham Lambert and Paine Webber. She was involved in private equity for over twenty years as a Managing Partner at Brynwood Partners. She is a founding member of the Conference of Boards for the national Goodwill organization and is NACD Director Certified. She is involved in philanthropy through her Board Chair position at the Palm Beach Goodwill and serves on the Board of Gulfstream Goodwill, Inc. In 2025, Ms. McCabe was also appointed to the Governing Council of the Independent Directors Council. Ms. McCabe has served as a board member to a variety of companies and her diverse experience and financial background, among other things, qualifies her to serve as a Trustee.

Other Trustees

Lauren Basmadjian, an interested Trustee, has over 20 years of experience in financial and corporate markets. She is a Managing Director, Co-Head of Liquid Credit and Head of US Loans & Structured Credit within The Carlyle Group Inc.’s Global Credit platform, overseeing over $48 billion of AUM. She is based in New York and sits on the Investment Committees for all of The Carlyle Group Inc.’s US Loan, CLO and Liquid and Illiquid Credit investing activities. Ms. Basmadjian joined The Carlyle Group Inc. in 2020 after 19 years at Octagon Credit Investors, LLC, where she was a Senior Portfolio Manager, member of the Investment Committee and managed XAI Octagon Floating Rate & Alternative Income Term Trust, a public 1940 Act fund invested in CLO tranches and leveraged loans. Prior to becoming a Portfolio Manager, Ms. Basmadjian managed Octagon’s workout efforts and also oversaw the leisure & entertainment, retail, consumer products, business services, food & beverage and technology industries. Before joining Octagon, Ms. Basmadjian worked in the Acquisition Finance Group at Chase Securities, Inc. She graduated Cum Laude from the Stern School of Business at New York University with a B.S. in Finance and Economics.

Sanjeev Handa, an Independent Trustee, has over 30 years of experience in the financial industry sector, including global experience in the financial, real estate and securitization markets. In addition to his responsibilities on the boards of the Fund and CCIF, Mr. Handa serves, as an independent trustee, on the board of Total Fund Solution (since 2023) and chairs the audit committee. Mr. Handa additionally serves as an independent director of North Haven Private Assets Fund (since 2026) and chairs the audit committee. He also serves, as an independent director, on the boards of certain affiliates of Oak Hill Advisors. He serves on the board of the Mutual Fund Directors Forum (since 2022). Mr. Handa previously served as a member of the Investment Committee of the board of The Cooper Union for Advancement of Science and Art (from 2016-2024), as a board member of Greenpath Financial Wellness (2017-2022) and a board member of Fitch Ratings, Inc. and certain of its affiliates thereof (2015-2020). Mr. Handa has extensive experience with respect to investments as well as to compliance and corporate governance matters as a result of, among other things, his service as an established board member.

Mark Garbin, an Independent Trustee, has over 30 years of experience in corporate balance sheet and income statement risk management for large asset managers. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. Mr. Garbin holds the CFA and Professional Risk Manager (PRM) Charters and has advanced degrees in international business, negotiation and derivatives. He also has extensive experience with respect to investments and also to compliance and corporate governance matters as a result of, among other things, his service as a board member to other investment companies.

Nishil Mehta, an Interested Trustee, has over 20 years of experience in financial markets. Additionally, he is a Managing Director of Carlyle Global Credit Investment Management L.L.C. where he focuses on the firm’s third-party CLO investing platform and is Head of Shareholder Relations for Carlyle Secured Lending (NASDAQ: CGBD) within Global Credit platform of The Carlyle Group Inc. (the ultimate parent company of

CGCIM). Prior to coming to Carlyle, Mr. Mehta was a Managing Director at First Eagle where he was the co-portfolio manager for the firm’s structured credit investments. After First Eagle, Mr. Mehta was a Managing Director at Prospect Capital where he was responsible for the firm’s $2.5billion of investments in CLO mezzanine debt and CLO equity. He was also the Head of Capital Markets spearheading over $8billion of debt and equity capital raised for the firm’s 1940 Act funds. Mr. Mehta received his BBA from Goizueta Business School at Emory University with Honors and currently holds Series 7 and 63 licenses.

Additional Information about the Trustees/Nominee and the Fund’s Officers

Set forth in the table below are the Nominee, Trustees and officers of the Fund, as well as their age, information relating to their respective positions held with the Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.

Independent Trustees/Nominee of the Fund

Name, Age and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/Nominee
Joan McCabe (1955)	Nominee and Trustee	Class II Board member until 2026 annual shareholder meeting–since July 2023	Managing Member, JMYME, LLC (since 2020);	2	Board member of Gulfstream Goodwill, Inc. (Member since 2017, Chair: 2021-2024, Vice Chair since 2026); Board member of Gulfstream Goodwill Academy, Inc. (since 2018); Member of Governing Council of Independent Directors Council (since 2025); Board member of Elevation Brands (2017-2022); Board member of Sensible Organics (2017-2021); Board member of Goodwill International, Inc. (2015-2021); Independent Trustee Carlyle Tactical Private Credit Fund (since 2018).

Other Independent Trustees
Sanjeev Handa (1961)	Trustee	Class III Board member until 2027 annual shareholder meeting–since July 2023	Managing Member, Old Orchard Lane, LLC (since 2014); Adjunct Professor, Fairfield University (since 2020)	2	Independent Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021); Audit Committee Chair and Independent Trustee of Total Fund Solution (since 2023); Audit Committee Chair and Independent Trustee of Carlyle Credit Income Fund (since 2023); Independent Director of OHA CLO Enhanced Equity III Genpar LLP (since 2024); Advisory Board Member of White Oak Partners (2021-2025); Independent Director

Name, Age and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/Nominee
					of Alti Private Equity and Commitments Access Fund (2023-2023); Audit Committee Chair and Independent Director of North Haven Private Assets Fund (since 2026); Independent Trustee Carlyle Tactical Private Credit Fund (since 2018).

Mark Garbin (1951)	Trustee	Class I Board member until 2028 annual shareholder meeting–since July 2023	Managing Principal, Coherent Capital Management LLC (since 2008)	2	Independent Trustee of Two Roads Shared Trust (since 2012), Forethought Variable Insurance Trust (since 2013), Northern Lights Fund Trust (since 2013), Northern Lights Variable Trust (since 2013), iCapital KKR Private Markets Fund (since 2014), Independent Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021), and Independent Trustee, Carlyle Tactical Private Credit Fund (since 2018).

Interested Trustees(2)

Nishil Mehta (1981)	Trustee	Class I Board member until 2028 annual shareholder meeting–since May 2025	Managing Director, The Carlyle Group Inc. (Since 2022); Managing Director, First Eagle (2021–2022); Managing Director, Prospect Capital (2010–2020); Priority Income Fund, Inc. (2010 to 2020)	1	None.

Name, Age and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/Nominee
Lauren Basmadjian (1979)	Trustee	Class III Board member until 2027 annual shareholder meeting–since July 2023	Partner, The Carlyle Group Inc. (Since 2020); Senior Portfolio Manager, Octagon Credit Investors, LLC (2001–2020)	1	None.

(1)	The address of each Trustee is care of the Secretary of the Fund at One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
(2)	“Interested person,” as defined in the 1940 Act, of the Fund. Mr. Mehta and Ms. Basmadjian are interested persons of the Fund due to their affiliation with the Adviser.

No Trustee or Nominee who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Officers of the Fund

Name, Age and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Nishil Mehta (1981)	President, Principal Executive Officer	Indefinite Length–since February 2025	Managing Director, The Carlyle Group Inc. (Since 2022); Managing Director, First Eagle (2021–2022); Managing Director, Prospect Capital (2010–2020); Priority Income Fund, Inc. (2010 to 2020)

Nelson Joseph (1979)	Principal Financial Officer, Principal Accounting Officer, and Treasurer	Indefinite Length–since July 2023	Principal, Carlyle Group (Since 2023); Director, Apollo Global Management LLC (2016–2022)

Joshua Lefkowitz (1974)	Chief Legal Officer	Indefinite Length–since July 2023	Partner and Chief Legal Officer (Global Credit), Carlyle Group (Since 2018); Principal and Associate General Counsel, Ares Management, Ltd. (Jan 2017–Mar 2018); Vice President and Associate General Counsel, American Capital, Ltd. (Mar 2006–Jan 2017)

Name, Age and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jennifer Juste (1980)	Chief Compliance Officer and Secretary	Indefinite Length–since May 2024	Principal, Carlyle Group (Since 2022); Natixis Investment Managers 2019–2022 (Deputy Chief Compliance Officer/Deputy General Counsel Mirova US LLC 2020-2022 and Chief Compliance Officer/General Counsel Ostrum US LLC 2019-2020)

(1)	The address of each officer is care of the Secretary of the Fund at One Vanderbilt Avenue, Suite 3400, New York, NY 10017.

Compensation of Trustees

The following table shows information regarding the compensation to be earned by the Trustees, none of whom is an employee of the Fund, for services as a Trustee for the fiscal year ended September 30, 2025. The Trustees who are “interested persons”, as defined in the 1940 Act, of the Fund and the Fund’s officers do not receive compensation from the Fund.

Compensation
Name of Trustee/Nominee	Aggregate Compensation From the Fund
Interested Trustees/Nominee
Lauren Basmadjian(2)	None
Nishil Mehta(2)	None

Independent Trustees/Nominee
Sanjeev Handa	$45,000
Mark Garbin	$40,000
Joan McCabe	$40,000

(1)	Includes all amounts paid for serving as Trustee of the Fund, as well as serving as chairperson of a committee.
(2)	Ms. Basmadjian and Mr. Mehta, each an Interested Trustee, are not compensated by the Fund or the Fund Complex for their services.

The Fund’s Board met five times during the fiscal year ended September 30, 2025. Each Trustee then serving in such capacity attended at least 75% of the meetings of the Board and of any Committee of which he or she is a member.

Board Committees

In addition to serving on the Board, the Independent Trustees also serve on the following committees which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairperson of each committee. The Board may establish additional committees, change the membership of any committee, fill all vacancies, and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund’s best interest.

Audit Committee. The members of the Fund’s Audit Committee are Sanjeev Handa, Mark Garbin, and Joan McCabe, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Sanjeev Handa serves as Chair of the Fund’s Audit Committee. The Board has determined that Mr. Handa is an “audit committee financial expert” as that term is defined under Item

407 of Regulation S-K of the Exchange Act. The Fund’s Audit Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Audit Committee’s charter is attached hereto as Appendix A. The Audit Committee is responsible for selecting, engaging and discharging the Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered public accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund’s independent registered public accounting firm and reviewing the adequacy of the Fund’s internal controls over financial reporting.

The Fund’s Audit Committee met four times during the fiscal year ended September 30, 2025. None of the members of the Audit Committee is an “interested person” of the Fund.

Nominating and Governance Committee. The members of the Fund’s Nominating and Governance Committee are Joan McCabe, Mark Garbin, and Sanjeev Handa, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. Joan McCabe serves as Chair of the Fund’s Nominating and Governance Committee. The Fund’s Nominating and Governance Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Nominating and Governance Committee’s charter is attached hereto as Appendix B. The Nominating and Governance Committee is responsible for selecting, researching, and nominating trustees for election by shareholders, periodically reviewing the composition of the Board in light of the current needs of the Board and the Fund, and determining whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience. The Nominating and Governance Committee will consider proposed nominations for trustees by shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the Principal Executive Officer of the Fund, as the Nominating and Governance Committee deems appropriate.

The Fund’s Nominating and Governance Committee met three times during the fiscal year ended September 30, 2025. None of the members of the Nominating and Governance Committee is an “interested person” of the Fund.

Independent Trustees Committee. The members of the Fund’s Independent Trustees Committee are Mark Garbin, Joan McCabe, and Sanjeev Handa, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. Mark Garbin serves as Chair of the Fund’s Independent Trustees Committee. The Fund’s Independent Trustees Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Independent Trustees Committee’s charter is attached hereto as Appendix C. The Independent Trustees Committee is responsible for addressing conflict of interest matters including, but not limited to, the approval of certain co-investment transactions conducted by the Fund in reliance on co-investment exemptive relief.

The Fund’s Independent Trustees Committee met three times during the fiscal year ended September 30, 2025. None of the members of the Independent Trustees Committee is an “interested person” of the Fund.

Board Leadership Structure

The Board is currently composed of five Trustees, three of whom are Independent Trustees. The Fund’s business and affairs are managed under the direction of its Board. Among other things, the Board sets broad policies for the Fund and approves the appointment of the Fund’s administrator and officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund’s day-to-day affairs.

Under the Fund’s By-Laws, the Board may designate one of the Trustees as chair to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. Presently, Lauren Basmadjian serves as Chair of the Board and is an Interested Trustee by virtue of her employment relationship with the Adviser. The Board believes that it is in the best interests of Fund shareholders for Ms. Basmadjian to serve as Chair of the Board because of her significant experience in matters of relevance to the Fund’s business. The Board does not, at the present time, have a lead Independent Trustee; the Board has determined that the compositions of the Audit Committee, the Nominating and Governance Committee, and the Independent Trustees Committee are appropriate means to address any potential conflicts of interest that may arise from the Chair’s status as an Interested Trustee. The Board believes that flexibility to determine its chair and to recognize its leadership structure is in the best interests of the Fund and its shareholders at this time.

All of the Independent Trustees play an active role on the Board. The Independent Trustees compose a majority of the Board and will be closely involved in all material deliberations related to the Fund. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to the Fund and its shareholders. The Independent Trustees are expected to meet separately (i) as part of each regular Board meeting and (ii) with the Fund’s chief compliance officer, as part of at least one Board meeting each year.

The Board believes that its leadership structure is the optimal structure for the Fund at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.

Board Role in Risk Oversight

The Trustees meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with its activities. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). The Board implements its risk oversight function both as a whole and through its committees. The Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Fund’s activities. In the course of providing oversight, the Board and its committees will receive reports on the Fund’s and the Adviser’s activities, including reports regarding the Fund’s investment portfolio and financial accounting and reporting. The Board also receives a quarterly report from the Fund’s chief compliance officer, who reports on the Fund’s compliance with the federal and state securities laws and its internal compliance policies and procedures as well as those of the Adviser, administrator and transfer agent. The Audit Committee’s meetings with the Fund’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Adviser to receive reports regarding the Fund’s operations, including reports on certain investment and operational risks, and the Independent Trustees will be encouraged to communicate directly with senior members of Fund management.

The Board believes that this role in risk oversight is appropriate. The Board believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Fund, the Adviser and the Fund’s other service providers.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to either the Fund’s office or directly to such Trustee(s) at the address specified for such Trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Audit Committee Reports

The Audit Committee acts according to an Audit Committee charter. Sanjeev Handa serves as Chair of the Audit Committee of the Fund’s Board. The Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities relating to accounting and financial reporting policies and practices of the Fund, including, but not limited to, the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; the integrity of the Fund’s financial statements; the adequacy of the Fund’s overall system of internal controls; the Fund’s compliance with legal and regulatory requirements; the qualification and independence of the Fund’s independent registered public accounting firm; the performance of the Fund’s internal audit function provided by the Adviser and the Fund’s other service providers; and the review of the report required to be included in the Fund’s annual proxy statement by the rules of the SEC. The Audit Committee is also required to prepare an audit committee report to be included in the Fund’s annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. The Audit Committee operates pursuant to a charter that was most recently reviewed by the Fund’s Board on February 28, 2025. A copy of the Audit Committee’s charter is attached hereto as Appendix A. As set forth in the charter, the function of the Audit Committee is oversight; it is the responsibility of the Adviser to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent registered public accounting firm is ultimately accountable to the Fund’s Board and Audit Committee, as representatives of the Fund’s shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on November 17, 2025, the Audit Committee reviewed and discussed with management of the Fund and the independent registered public accounting firm, EY, the audited financial statements of the Fund as of and for the fiscal year ended September 30, 2025, and discussed the audit of such financial statements with the independent registered public accounting firm.

The Audit Committee has: (a) reviewed and discussed the Fund’s audited financial statements with the management of the Fund; (b) discussed with the independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, as modified or supplemented; (c) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended September 30, 2025.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD

Sanjeev Handa, Audit Committee Chair

Mark Garbin

Joan McCabe

Other Board Related Matters

The Fund does not require Trustees to attend its Annual Meeting of Shareholders.

REQUIRED VOTE

The election of Ms. McCabe as Class II Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by holders of Preferred Shares of the Fund entitled to vote represented at the Meeting, if a quorum is present.

THE FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE PREFERRED SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FUND’S CLASS II NOMINEE.

NOMINEE/TRUSTEE BENEFICIAL OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Trustee/Nominee in the Fund and the Fund Complex as of June 30, 2026:

Name of Trustee/Nominee	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee/Nominee in Family of Investment Companies
Interested Trustees/Nominee
Lauren Basmadjian	$100,001–$500,000	$100,001–$500,000
Nishil Mehta	$50,001-$100,000	$50,001-$100,000

Independent Trustees/Nominee
Mark Garbin	None	$50,001–$100,000
Sanjeev Handa	$10,001–$100,000	$100,001–$500,000
Joan McCabe	$100,001–$500,000	Over $1,000,000

As of June 30, 2026, the Nominee, Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of beneficial interest of the Fund.

FIVE PERCENT SHAREHOLDERS

As of July 15, 2026, management knew of the following persons or entities who owned beneficially 5% or more of the outstanding shares of beneficial interest of the Fund. This information is based on the Fund’s records and publicly available information such as Schedule 13D disclosures filed with the SEC.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Preferred	Eagle Point Credit Management LLC 600 Steamboat Road, Suite 202 Greenwich, Connecticut 06830	237,817 shares with sole voting power and sole dispositive power(1)	19.16%

Preferred	Karpus Management, Inc. 183 Sully’s Trail Pittsford, New York 14534	265,100 shares with sole voting power and sole dispositive power(2)	22.09%

Common	The Carlyle Group 1001 Pennsylvania Avenue NW, Suite 220 South Washington, D.C. 20004	4,846,842 shares with shared voting power and shared dispositive power(3)	22.68%

(1)	Based on a Schedule 13D/A filed with the SEC on May 5, 2026.
(2)	Based on a Schedule 13D/A filed with the SEC on December 5, 2025
(3)	As of June 30, 2026.

ADDITIONAL INFORMATION

To request a copy of the Fund’s prospectus, statement of additional information, semi-annual report or annual report, without charge, please call 1-866-277-8243 or write to One Vanderbilt Avenue, Suite 3400, New York, New York 10017.

Independent Registered Public Accounting Firm

The Audit Committee and the Board of Trustees, including a majority of the independent directors, have selected Ernst & Young LLP (“EY”), One Manhattan West, 395 9th Avenue, New York, NY 10001, as the independent registered public accounting firm of the Fund for the fiscal year ended September 30, 2025. During the Fund’s fiscal years ended September 30, 2023 and September 30, 2024, neither the Fund, nor anyone on its behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The Fund does not know of any direct financial or material indirect financial interest of EY in the Fund.

Representatives of EY are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their response.

Principal Accounting Fees and Services

The following table sets forth for the Fund the aggregate fees billed by the independent auditor to the Fund for the last two fiscal years, as a result of professional services rendered for:

(1) Audit Fees for professional services provided by the independent auditors for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services by the independent auditors that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees”;

(3) Tax Fees for professional services by the independent auditors for tax compliance, tax advice and tax planning; and

(4) All Other Fees for products and services provided by the independent auditors other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees”.

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
October 1, 2024 to September 30, 2025	October 1, 2024 to September 30, 2025	October 1, 2024 to September 30, 2025	October 1, 2024 to September 30, 2025
$383,000	$0	$0	$0

October 1, 2023 to September 30, 2024	October 1, 2023 to September 30, 2024	October 1, 2023 to September 30, 2024	October 1, 2023 to September 30, 2024
$288,000	$0	$0	$0

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve (i) all audit and non-audit services that the Fund’s independent auditors provide to the Fund, and (ii) all non-audit services that the Fund’s independent auditors provide to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee. All of the audit, audit-related, tax and other services described above for which the independent auditor billed the Fund fees for the fiscal year ended September 30, 2025, were pre-approved by the Audit Committee.

There were no non-audit fees billed by EY for services rendered to the Fund, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund during that last two fiscal years.

The Investment Adviser and Administrator

Carlyle Global Credit Investment Management L.L.C., a wholly owned subsidiary of Carlyle Investment Management L.L.C, is the Fund’s investment adviser.

SS&C Technologies, Inc. is the administrator for the Fund, and its business address is 80 Lamberton Road, Windsor, CT 06095.

Delinquent 16(a) Reports

Based solely on a review of the reports filed with the SEC and upon representations that no applicable forms were required to be filed pursuant to Section 16(a) of the Exchange Act, the Fund believes that during the fiscal year ended September 30, 2025, its officers and Trustees complied with all applicable Section 16(a) filing requirements.

Broker Non-Votes and Abstentions

The affirmative vote of a plurality of votes cast for each of the Class II Nominee by the holders entitled to vote is necessary for the election of the Class II Nominee.

For the purpose of electing the Class II Nominee, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of the Fund’s quorum.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Annual Report for the fiscal year ending September 30, 2026.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with Board

Shareholders may mail written communications to the Fund’s Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the Fund at One Vanderbilt Avenue, Suite 3400, New York, NY 10017. All shareholder communications received by the Secretary will be forwarded promptly to the Board, the Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

Persons to be Named as Proxies

The Board has named Jennifer Juste and Nelson Joseph to serve as proxies (with full power of substitution) who are authorized to vote shares of the Fund owned by record shareholders.

SHAREHOLDER PROPOSALS

For nominations or other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary and such other proposed business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall set forth all information required by the current By-Laws and shall be delivered to the Secretary at the principal executive office of the Fund, One Vanderbilt Avenue, Suite 3400, New York, NY 10017, not earlier than the 150th day or later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. Nominations of individuals for election to the Board of Trustees and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders only (1) pursuant to the Fund’s notice of meeting (or any supplement thereto), (2) by or at the direction of the Board of Trustees or any committee thereof or (3) by any shareholder of the Fund who was a shareholder of record both at the time of giving of notice by the shareholder and at the time of the annual meeting, who is entitled to vote at the meeting in the election of any individual so nominated or on any such other business.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND A MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

AUDIT COMMITTEE CHARTER

FOR CARLYLE CREDIT INCOME FUND

This document (the “Charter”) constitutes the Charter of the Audit Committee (the “Audit Committee” or “Committee”) of Carlyle Credit Income Fund (the “Fund”), a registered investment company. The Fund is advised by Carlyle Global Credit Investment Management L.L.C. (the “Adviser”). SS&C (the “Administrator”) provides administrative services to the Fund.

I. Organization. The Audit Committee of the Fund shall consist of at least three members appointed by the Board of Trustees of the Fund (the “Board”). The Board may replace members of the Audit Committee for any reason.

No member of the Audit Committee shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Audit Committee members must also meet the independence standards set forth in the Fund’s Nominating and Governance Committee Charter and Rule 10A-3(b)(1)(iii)1 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and any other applicable listing exchange rules. No member of the Audit Committee shall receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds except compensation for service as a member of the Board or a committee of the Board.

Each member of the Audit Committee must be financially literate, as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. The Board may presume that an “audit committee financial expert” as defined in Item 3 of Form N-CSR (“ACFE”) satisfies the requirement in the foregoing sentence. The Board, with the assistance of the Committee, shall determine whether any member of the Audit Committee is an ACFE. The Committee’s composition shall meet such other regulatory requirements relating to audit committees established from time to time by the U.S. Securities and Exchange Commission (the “SEC”) and any other applicable governmental entity or self-regulatory organization or law to which the Fund is subject.

II. Committee Purpose. The purposes of the Audit Committee are:

1. to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

2. to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Fund’s financial statements and the independent audits thereof;

3. to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

[1]

In order to be considered to be independent for purposes of Rule 10A-3(b)(i), a member of an audit committee of a listed issuer that is an investment company may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

•

Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or

•	Be an “interested person” of the issuer as defined in section 2(a)(19) of the Investment Company Act of 1940.

4. to approve, prior to appointment, the engagement of the Fund’s independent auditor (the “Auditor”) and, in connection therewith, to oversee the compensation and review and evaluate the qualifications, independence and performance of the Auditor;

5. to act as a liaison between the Auditor and the full Board; and

6. to assist Board oversight of the Fund’s internal audit function (if any). The Auditor for the Fund shall report directly to the Audit Committee.

III. Duties and Powers of the Audit Committee. To carry out its purposes, the Audit Committee shall have the following duties and powers:

1. to approve, prior to appointment, the engagement of the Auditor to annually audit and provide its opinion on the Fund’s financial statements, to recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund the selection, retention or termination of the Auditor and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the Auditor. In evaluating the Auditor’s qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the Auditor, at least annually, describing the following items:

(a) all relationships between the Auditor and the Fund, including each non-audit service provided to the Fund and the matters set forth in Public Company Accounting Oversight Board (“PCAOB”) Rule 3526, Communication with Audit Committees Concerning Independence;

(b) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

(c) the audit firm’s internal quality-control procedures.

2. to approve, prior to appointment, the engagement of the Auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, it’s the Adviser or any entity controlling, controlled by, or under common control with the Adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

3. to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Auditor to provide any of the services described in 2 above;

4. to consider the controls applied by the Auditor and any measures taken by management in an effort to assure that all items requiring preapproval by the Audit Committee are identified and referred to the Committee in a timely fashion;

5. to consider whether the non-audit services provided by the Auditor to the Fund’s Adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not preapproved by the Audit Committee, are compatible with maintaining the Auditor’s independence;

6. to review the arrangements for and scope of the annual audit and any special audits;

7. to review and approve the fees proposed to be charged to the Fund by the Auditor for each audit and non-audit service;

8. to consider information and comments from the Auditor with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund’s accounting and financial reporting;

9. to consider information and comments from the Auditor with respect to, and meet with the auditor to discuss any matters of concern relating to, the Fund’s financial statements, including any adjustments to such statements recommended by the Auditor, to review the Auditor’s opinion on the Fund’s financial statements and to review and discuss with management and the Auditor the Fund’s annual audited financial statements and other periodic financial statements, including any disclosures under “Management’s Discussion of Fund Performance;”

10. to consider and review any matters required to be discussed pursuant to applicable PCAOB Statements of Auditing Standards, Generally Accepted Auditing Standards and the rules and regulations of the SEC or other matters arising out of the audit that are significant to the oversight of the Fund’s financial reporting process;

11. to review tax matters affecting the Fund, including:

(a) compliance with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations, including annual reviews for the Fund concerning its qualification as a regulated investment company under the Code; and

(b) tax legislation and rulings;

12. to consider and review reports on capital gains and other items pertaining to Fund dividends and their accruals;

13. to help resolve disagreements between management and the Auditor regarding financial reporting;

14. to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto;

15. to review with the Fund’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund’s internal control over financial reporting;

16. to make a report as required by Item 407(d) of Regulation S-K indicating whether the Committee: (i) reviewed and discussed the financial statements with management; (ii) discussed with the independent auditor the matters required by applicable auditing standards; and (iii) received the written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Committee concerning independence, and discussed with the independent auditor their independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with management and the independent auditor, recommends to the Board that the financial statements be included in the Fund’s annual report for the last fiscal year;

17. to review reports and materials submitted by the Auditor regarding valuation of portfolio investments, including determinations of fair value or the procedures for the determination of the fair value of any such investments that do not have readily ascertainable market values, and the use of third party pricing services by management;

18. to review periodically, in accordance with the Fund’s Whistleblower Policy, matters submitted to the Committee regarding complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, the Adviser, administrator, transfer agent, distributor, or any other provider of accounting related services for the Fund of concerns about accounting or auditing matters, and to address reports from attorneys or the Auditor of possible violations of federal or state law or fiduciary duty;

19. to review in a general manner, but not as a committee to assume responsibility for, the Fund’s processes with respect to risk assessment and risk management;

20. to set clear policies relating to the hiring by entities within the Fund’s investment company complex2 of employees or former employees of the independent auditor;

21. to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;

22. to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

23. to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter;

24. to review and discuss the Fund’s audited annual financial statements and unaudited semiannual reports with the Adviser and, in the case of the audited financials, the independent auditor, including the Fund’s disclosures under “Management’s Discussion of Fund Performance;”

25. to consider and, if appropriate, recommend or approve the publication of the Fund’s annual audited financial statements in the Fund’s annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditor, the Fund’s officers and the Adviser; and (if applicable) prepare the audit committee report required to be included in the Fund’s proxy statement for its annual meeting of shareholders (if such meeting is required by law);

26. to, at least annually, obtain and review a report by the Auditor describing: (i) the Auditor’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the Auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with such issues; and (iii) (to assess the Auditor’s independence) all relationships between the Auditor and the Fund;

27. to discuss policies with respect to risk assessment and risk management, including (i) a discussion of the Fund’s guidelines and policies to govern the process by which Fund management assesses and manages the Fund’s exposure to risk; (ii) a discussion of the Fund’s major financial risk exposures and the steps Fund management has taken to monitor and control such exposures; and (iii) a general review of the processes which Fund management have in place to manage and assess risk, if any;

28. to review hiring policies of the Adviser and the Fund, if any, for employees and former employees of the Auditor; and

29. to discuss, to the extent applicable, any press release containing earnings or financial information or any such information provided to the public or analysts and rating agencies.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor for the purpose of conducting the audit and rendering its audit report, the authority to retain and

[2]	“Investment company complex” includes:
•	the fund and its investment adviser or sponsor;
•

any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity: (i) is an investment adviser or sponsor; or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

•	any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the two bullet points above.

An investment adviser, for these purposes, does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser. Sponsor refers to the sponsor of a unit investment trust.

compensate special counsel and other experts or consultants as the Audit Committee deems necessary, the authority to obtain specialized training for Audit Committee members, at the expense of the Fund, as appropriate, and ordinary administrative expenses of the Audit Committee.

The Audit Committee may, in accordance with applicable laws, delegate any portion of its authority to a subcommittee of one or more members, including the authority to grant pre-approvals of audit and permitted non-audit services, pursuant to the details of the pre-approval policies and procedures adopted by the Audit Committee. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV. Role and Responsibilities of the Audit Committee. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the Auditor’s responsibility to plan and carry out a proper audit. Specifically, the Fund’s management is responsible for: (i) the preparation, presentation and integrity of the Fund’s financial statements; (ii) the maintenance of appropriate accounting and financial reporting principles and policies; and (iii) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Auditor is responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of its engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Auditor.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Auditor for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging his or her duties, a member of the Audit Committee is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (i) one or more officers of the Fund whom the trustee reasonably believes to be reliable and competent in the matters presented; (ii) legal counsel, public accountants, or other persons as to matters the trustee reasonably believes are within the person’s professional or expert competence; or (iii) a Board committee of which the trustee is not a member.

V. Operations of the Audit Committee.

1. The Audit Committee shall meet on a regular basis and may hold special meetings when necessary. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

2. Audit Committee members may attend Committee meetings telephonically (although they are encouraged to attend in person), and the Committee may act by written consent, to the extent permitted by law and by the Fund’s By-Laws.

3. The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

4. The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management, the Fund’s internal auditor or other personnel responsible for the Fund’s internal audit function (if any) and the Auditor. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund related matters.

5. The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

6. The Audit Committee may select one of its members to be the chair and may select a vice chair.

7. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

8. The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

9. The Audit Committee shall evaluate its performance at least annually.

Approved: July 17, 2023

APPENDIX B

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

FOR CARLYLE TACTICAL PRIVATE CREDIT FUND AND CARLYLE CREDIT INCOME FUND

This document (this “Charter”) constitutes the Charter of the Nominating and Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of each of Carlyle Tactical Private Credit Fund and Carlyle Credit Income Fund (each, a “Fund” and together, the “Funds”). The Committee is established by the Board to select and nominate persons for election as Trustees of each Fund and assist the Board in matters involving fund governance.

I. Organization. Only members of the Board who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended, of the relevant Fund (“Independent Trustees”) may serve as members of the Committee. The Committee shall be comprised of at least two members, and each member shall be appointed by the Board. The Board shall have the power at any time to change the membership of the Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Committee shall at all times have at least two members and be composed solely of Independent Trustees. The members of the Committee shall select their Chairperson.

II. Meetings.

A. Subject to each Fund’s By-Laws or other governing documents and resolutions of the Board, the Committee shall meet as necessary or appropriate and is empowered to hold special meetings as circumstances require. The Chairperson of the Committee or any two members of the Committee may fix the time and place of the Committee’s meetings, unless the Board shall otherwise provide.

B. The Committee may invite any member of the Board who is not a member of the Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Committee, in its sole discretion, as appropriate.

C. The Committee may adopt such procedures as it deems appropriate and necessary to carry out the duties and responsibilities of the Committee.

D. The Committee may meet either on its own or in conjunction with Board meetings; members may attend telephonically and the Committee may act by written consent, to the extent permitted by law and each Fund’s governing documents.

E. At least two members of the Committee shall be present at any meeting of the Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Committee. In the absence or disqualification of any member of the Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Trustee.

F. The Committee shall prepare and retain minutes of its meetings.

III. Committee Purpose. The purpose of the Committee is to select and nominate persons for election as Trustees of each Fund and assist the Board in matters involving governance of the Funds.

IV. Identification and Evaluation of Potential Nominees. In identifying and evaluating a person as a potential nominee to serve as a Trustee of each Fund, the Committee shall consider among other factors it may deem relevant:

A. the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, education, skills, judgment, and such other factors as the Committee may consider relevant;

B. the character and integrity of the person;

C. whether or not the person would be considered an Independent Trustee and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Funds;

D. whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Funds, Fund service providers or their affiliates;

E. whether or not the person is financially literate and/or is an “audit committee financial expert” as defined in Item 3 of Form N-CSR;

F. whether or not the person serves on boards of, or is otherwise affiliated with, financial service organizations, their related investment company complexes or other public companies;

G. whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of the Funds;

H. whether or not the selection and nomination of the person would be consistent with the requirements of any applicable Fund retirement policies; and

I. whether or not the selection and nomination of the person would contribute to Board diversity, including with respect to differences of viewpoint, professional experience, education, skill and other individual qualities and attributes.

While the Committee is solely responsible for the selection and nomination of the Funds’ Trustees, the Committee shall review and consider nominations for the office of Trustee made by management and by each Fund’s shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the Principal Executive Officer of such Fund, as the Committee deems appropriate.

V. Corporate Governance. In carrying out its responsibilities to each Fund, the Committee shall:

A. review the independence and other qualifications of Board members and Trustee nominees, consider questions of possible conflicts of interest between Board members or management and each Fund and its subsidiaries, and monitor all other activities of Board members or management that could interfere with such individuals’ duties to each Fund.

B. except as otherwise required by applicable law or regulations, oversee the evaluation of the performance of the Board and its committees (including the performance of the Committee). The Committee shall receive comments from Board Members and report the results of such evaluation annually to the Board. The performance review shall be conducted in such manner as the Committee deems appropriate, and shall satisfy the fund governance standards as defined in Rule 0-1(a)(7)(v) under the 1940 Act.

C. prepare an assessment and any other relevant materials necessary or desirable for the annual performance review of the Board and the other Board committees. After the Board conducts its review, the Committee shall assimilate and analyze the information obtained, and report the results of these reviews to the Board for its deliberation and any follow-up action it may deem appropriate.

D. review at least annually the compensation and performance of legal counsel to each Fund and legal counsel to the Independent Trustees of each Fund. The Committee shall consider factors that it considers relevant to its review, including the time and level of expertise required of legal counsel to each Fund and legal counsel to the Independent Trustees. The Committee shall recommend to the Board adjustments as it considers appropriate.

E. review and determine the “independence” of legal counsel to the Independent Trustees, so that the Board satisfies the fund governance standards as defined in Rule 0-1(a)(7)(iii) under the 1940 Act.

F. make recommendations concerning the functions and duties of the committees of the Board.

G. at its discretion, form and delegate authority to sub-committees or, to the extent permitted under applicable laws and regulations, to any other Independent Trustee or committee comprised entirely of Independent Trustees, in each case, to the extent the Committee deems necessary or appropriate. The Committee may consult with or obtain input from management but, except as expressly provided herein, shall not delegate any of its responsibilities to management.

H. at its discretion, designate any member of the Committee to execute documents on its behalf as the Committee deems necessary or appropriate to carry out its responsibilities hereunder.

I. evaluate annually whether the Board’s participation in certain director-related industry organizations has benefited each Fund and its shareholders and recommend to the Board continuance or withdrawal from such organizations as well as whether to join new industry organizations.

J. select Board members to represent the Board on such director-related industry organizations, including on the governing bodies of such organizations, if applicable.

VI. Duties and Powers. To carry out the purpose specified in Section IV above, the Committee shall have the following duties and powers:

A. if deemed appropriate and necessary, the sole responsibility to select, retain and terminate a search firm to assist the Committee in identifying Board Member candidates, including sole authority to approve all such search firm’s fees and other retention terms;

B. to report its activities to the Board as necessary;

C. after determination by the Committee that a person should be selected and nominated as a Board Member of a Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, separately to all of the Independent Trustees for their consideration; and

D. to perform such other functions and to have such other powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

VII. Periodic Review of Board Composition. The Committee shall periodically review the composition of the Board in light of the current needs of the Board and the Fund and determine whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience.

VIII. Board Member Compensation. At least annually, the Committee shall review and recommend to the full Board the compensation for the Board Members.

IX. Review of Charter. The Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

X. Amendment and Repeal of Charter. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board on the affirmative vote of a majority of all of the members of the Board, including a majority of the Independent Trustees.

Approved: February 10, 2026

APPENDIX C

INDEPENDENT TRUSTEES COMMITTEE CHARTER

FOR CARLYLE TACTICAL PRIVATE CREDIT FUND AND CARLYLE CREDIT INCOME FUND

This document (this “Charter”) constitutes the Charter of the Independent Trustees Committee (the “Committee”) of the Board of Trustees (the “Board”) of each of Carlyle Tactical Private Credit Fund and Carlyle Credit Income Fund (each, a “Fund” and together, the “Funds”). The Committee is established by the Board to (i) address conflict of interest matters, including but not limited to the approval of certain co-investment transactions between each Fund and one or more funds advised by the Funds’ adviser (or an affiliate thereof) in reliance on co-investment exemptive relief (the “Exemptive Relief”); and (ii) undertake such other duties and responsibilities as may from time to time be delegated by the Board.

(1)

Organization. The Committee shall be comprised of at least two members, and each member shall be appointed by the Board. The Committee shall be comprised solely of Independent Trustees. For purposes of this Charter, “Independent Trustees” are members of the Board who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of each Fund, and (ii) meet any other applicable requirements of the Securities and Exchange Commission (the “SEC”) and any other applicable laws, rules and regulations with respect to independence, as determined by the Board. The Board shall have the power at any time to change the membership of the Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Committee shall at all times have at least two members and be composed solely of Independent Trustees. The members of the Committee shall select their Chairperson.

(2)	Meetings.

A. Subject to each Fund’s By-Laws or other governing documents and resolutions of the Board, the Committee shall meet as necessary or appropriate and is empowered to hold special meetings as circumstances require. The Chairperson of the Committee or any two members of the Committee may fix the time and place of the Committee’s meetings, unless the Board shall otherwise provide.

B. The Committee may invite any member of the Board who is not a member of the Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Committee, in its sole discretion, as appropriate.

C. The Committee may adopt such procedures as it deems appropriate and necessary to carry out the duties and responsibilities of the Committee.

D. The Committee may meet either on its own or in conjunction with Board meetings; members may attend telephonically and the Committee may act by written consent, to the extent permitted by law and each Fund’s governing documents.

E. At least two members of the Committee shall be present at any meeting of the Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Committee. In the absence or disqualification of any member of the Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Trustee.

F. The Committee shall prepare and retain minutes of its meetings.

(3)

Authority. In discharging its responsibilities, the Committee shall have authority to retain outside counsel or other consultants in the Committee’s sole discretion. The Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants. The Committee shall have the authority to create subcommittees with such powers as the Committee shall from time to time confer.

(4)

Responsibilities. The following are the general responsibilities of the Committee and are set forth only for their guidance. The Committee may assume such other responsibilities as they deem necessary or appropriate in carrying out its purpose. Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board. Pursuant to authority granted to them by the Board, the responsibilities of the Committee are as follows:

a. The Committee shall address conflict of interest matters, including but not limited to the approval of certain co-investment transactions conducted by each Fund in reliance on the Exemptive Relief.

b. The Committee shall review and reassess the adequacy of this Charter annually and submit any proposed modifications to the Board for approval.

Approved: February 10, 2026

SCAN TO VIEW MATERIALS & VOTE CARLYLE CREDIT INCOME FUND ONE VANDERBILT AVENUE, SUITE 3400 NEW YORK, NY 10017 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CCIF2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V76979-P36249 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CARLYLE CREDIT INCOME FUND F o r Withhold F o r A l l To withhold authority to vote for any individual A l l All E x c e p t nominee(s), mark “For All Except” and write the The Board of Trustees recommends you vote FOR the number(s) of the nominee(s) on the line below. following proposal: 1. To elect to the Board of Trustees one Class II Trustee to serve a three (3) year term expiring in 2029; Class II Trustee: 1) Joan McCabe (Class II Nominee) 2. To transact such other business as may properly come before the Meeting or at any postponement or adjournment thereof. YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majori ty must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to be held on September 15, 2026: The Proxy Statement is available at www.proxyvote.com. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY! V76980-P36249 Carlyle Credit Income Fund PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 15, 2026 The undersigned shareholder of Carlyle Credit Income Fund (the “Fund”) acknowledges receipt of the Notice of the 2026 Annual Meeting of Shareholders of the Fund and the Proxy Statement and hereby appoints Jennifer Juste and Nelson Joseph, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of preferred stock of the Fund which the undersigned is entitled to vote at the 2026 Annual Meeting of Shareholders of the Fund to be held virtually at www.virtualshareholdermeeting.com/CCIF2026 on September 15, 2026, at 10:00 a.m., local time, and at any postponements or adjournments thereof, as indicated on this proxy. The named proxies are also authorized to vote in their discretion on such other matters as may properly come before the 2026 Annual Meeting of Shareholders or at any postponement(s) and adjournment(s) thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSAL (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAVE BEEN APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY THE SHAREHOLDERS. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR AT ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. PLEASE REFER TO THE FUND’S PROXY STATEMENT FOR A DISCUSSION OF EACH PROPOSAL. Continued and to be signed on reverse side